UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 26, 2009
First Citizens Banc Corp
(Exact name of Registrant as specified in its charter)

Ohio	0-25980	34-1558688

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
100 East Water Street, P.O. Box 5016, Sandusky, Ohio 44870
(Address of Principle Executive Offices)
Registrant’s telephone number, including area code: (419) 625-4121
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
Item 3.02. Unregistered Sales of Equity Securities
Item 3.03. Material Modification to Rights of Security Holders
Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
Item 9.01. Financial Statements and Exhibits
Signatures
INDEX TO EXHIBITS
EX-3.1
EX-4.1
EX-10.1
EX-10.2.1
EX-10.2.2
EX-10.2.3
EX-10.2.4
EX-10.2.5

Item 1.01. Entry into a Material Definitive Agreement.
The description under Item 3.03 below is incorporated herein by reference.
Item 3.02. Unregistered Sales of Equity Securities.
The description under Item 3.03 below is incorporated herein by reference.
Item 3.03. Material Modification to Rights of Security Holders.
On January 23, 2009, First Citizens Banc Corp (“First Citizens”) completed the sale to the U.S. Department of the Treasury (the “Treasury”) of $23,184,000 of newly issued First Citizens non-voting preferred shares as part of the Treasury’s TARP Capital Purchase Program (“CPP”). To finalize First Citizens’ participation in the CPP, First Citizens and the Treasury entered into a Letter Agreement, dated January 23, 2009, including the Securities Purchase Agreement — Standard Terms which is attached thereto (collectively, the “Securities Purchase Agreement”). Pursuant to the Securities Purchase Agreement, First Citizens issued and sold to the Treasury (i) 23,184 of First Citizens’ Fixed Rate Cumulative Perpetual Preferred Shares, Series A, each without par value and having a liquidation preference of $1,000 per share (the “Series A Preferred Shares”), and (ii) a warrant (the “Warrant”) to purchase 469,312 First Citizens common shares, each without par value (“Common Shares”), at an exercise price of $7.41 per share (subject to certain anti-dilution and other adjustments), for an aggregate purchase price of $23,184,000 in cash. The Warrant has a ten-year term. All of the proceeds received by First Citizens from the sale of the Series A Preferred Shares and the Warrant to the Treasury will qualify as Tier 1 capital for regulatory purposes. The issuance and sale to the Treasury of the Series A Preferred Shares and the Warrant was a private placement exempt from the registration requirements of the Securities Act of 1933, as amended, pursuant to Section 4(2) thereof.
Under standardized CPP terms, cumulative dividends on the Series A Preferred Shares will accrue on the liquidation preference at a rate of 5% per annum for the first five years, and at a rate of 9% per annum thereafter, but will be paid only if, as and when declared by First Citizens’ Board of Directors. The Series A Preferred Shares have no maturity date and rank senior to the Common Shares with respect to the payment of dividends and distributions and amounts payable upon liquidation, dissolution and winding up of First Citizens.
Subject to the approval of the Appropriate Federal Banking Agency (as defined in the Securities Purchase Agreement), the Series A Preferred Shares are redeemable at the option of First Citizens at 100% of their liquidation preference plus accrued and unpaid dividends, provided that the Series A Preferred Shares may be redeemed prior to the first dividend payment date falling after the third anniversary of the Closing Date (January 23, 2012) only if (i) First Citizens has raised aggregate gross proceeds in one or more Qualified Equity Offerings (as defined in the Securities Purchase Agreement) in excess of $5,796,000 and (ii) the aggregate redemption price of the Series A Preferred Shares does not exceed the aggregate net proceeds from such Qualified Equity Offerings.

The Treasury may not transfer a portion or portions of the Warrant with respect to, and/or exercise the Warrant for more than one-half of, the 469,312 Common Shares issuable upon exercise of the Warrant, in the aggregate, until the earlier of (i) the date on which First Citizens has received aggregate gross proceeds of not less than $23,184,000 from one or more Qualified Equity Offerings and (ii) December 31, 2009. In the event First Citizens completes one or more Qualified Equity Offerings on or prior to December 31, 2009 that result in First Citizens receiving aggregate gross proceeds of not less than $23,184,000, the number of the Common Shares underlying the portion of the Warrant then held by the Treasury will be reduced by one-half of the Common Shares originally covered by the Warrant. The Treasury has agreed not to exercise voting power with respect to any Common Shares issued upon exercise of the Warrant. Any Common Shares issued by First Citizens upon exercise of the Warrant will be issued from Common Shares held in treasury by First Citizens.
The Securities Purchase Agreement, pursuant to which the Series A Preferred Shares and the Warrant were sold, contains limitations on the payment of dividends on the Common Shares from and after January 23, 2009, including with respect to the payment of cash dividends in excess of $0.15 per share (which is the amount of the last quarterly cash dividend declared by First Citizens prior to October 14, 2008). Prior to the earlier of (i) January 23, 2012 and (ii) the date on which the Series A Preferred Shares have been redeemed in whole or the Treasury has transferred the Series A Preferred Shares to third parties which are not Affiliates (as defined in the Securities Purchase Agreement) of the Treasury, any increase in common share dividends by First Citizens or any of its subsidiaries would be prohibited without the prior approval of the Treasury. In addition, unless the Series A Preferred Shares have been transferred to third parties which are not Affiliates of the Treasury or have been redeemed in whole, until January 23, 2012, the Treasury’s consent would be required for any repurchases of Common Shares or other capital stock or other equity securities of any kind of First Citizens except under certain limited circumstances specified in the Securities Purchase Agreement such as repurchases of Common Shares in connection with the administration of employee benefit plans in the ordinary course of business and consistent with past practice.
In the Securities Purchase Agreement, First Citizens has also agreed that, until such time as the Treasury ceases to own any securities acquired from First Citizens pursuant to the Securities Purchase Agreement or the Warrant, First Citizens will take all necessary action to ensure that its benefit plans with respect to its Senior Executive Officers (as defined in the Securities Purchase Agreement) comply with Section 111(b) of the Emergency Economic Stabilization Act of 2008 (“EESA”), as implemented by any guidance or regulation under Section 111(b) of EESA that has been issued and is in effect as of the date of issuance and sale of the Series A Preferred Shares and the Warrant, and not adopt any benefit plans with respect to, or which cover, First Citizens’ Senior Executive Officers that do not comply with EESA. Each of First Citizens’ Senior Executive Officers has entered into a letter agreement with First Citizens consenting to the foregoing. First Citizens’ Senior Executive Officers are James O. Miller, President and Chief Executive Officer; Todd A. Michel, Senior Vice President and Controller; James E. McGookey, Senior Vice President and General Counsel; Richard J. Dutton, Senior Vice President; and Charles C. Riesterer, Senior Vice President.

Copies of the Securities Purchase Agreement, the Warrant, the Certificate of Amendment by Directors or Incorporators to Articles (setting forth the express terms of the Series A Preferred Shares), and the letter agreements executed by the Senior Executive Officers of First Citizens are included as Exhibits 10.1, 4.1, 3.1 and 10.2.1 through 10.2.5, respectively, to this Current Report on Form 8-K and are incorporated by reference into Items 1.01, 3.02, 3.03 and 5.02 of this Current Report on Form 8-K. The foregoing summary of certain provisions of these documents is qualified in its entirety by reference thereto.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
The information set forth under Item 3.03 above relating to executive compensation is incorporated herein by reference.
Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
Article FOURTH of First Citizens’ Articles of Incorporation, as amended on January 12, 2009 (which amendment was adopted by the shareholders of First Citizens on January 5, 2009), authorizes the issuance from time to time of one or more series of preferred shares, each without par value. On January 20, 2009, First Citizens’ Board of Directors adopted an amendment to Article FOURTH of First Citizens’ Articles of Incorporation to establish the express terms of the Series A Preferred Shares (called “Fixed Rate Cumulative Perpetual Preferred Shares, Series A”), fixed 23,184 shares as the authorized number of Series A Preferred Shares, and set forth the dividend rate, liquidation rights, redemption rights and voting rights in respect of the Series A Preferred Shares and certain other preferences and relative, participating, optional or other special rights, and the qualifications, limitations and restrictions thereof. On January 21, 2009, First Citizens filed with the Ohio Secretary of State a Certificate of Amendment by Directors or Incorporators to Articles (the “Certificate of Amendment”) evidencing the amendment to Article FOURTH of First Citizens’ Articles of Incorporation adopted by First Citizens’ Board of Directors. The Certificate of Amendment was effective upon filing. A copy of the Certificate of Amendment is included as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
          (a) Not applicable
          (b) Not applicable
          (c) Not applicable
          (d) Exhibits
          The following exhibits are included with this Current Report on Form 8-K:

Exhibit No.	Description

3.1	Certificate of Amendment by Directors or Incorporators to Articles, filed with the Ohio Secretary of State on January 21, 2009 (setting forth the express terms of the “Fixed Rate Cumulative Perpetual Preferred Shares, Series A” of First Citizens)

4.1	Warrant to purchase 469,312 Shares of Common Stock of First Citizens Banc Corp, issued to the U.S. Department of the Treasury on January 23, 2009

10.1	Letter Agreement, dated January 20, 2009, including the Securities Purchase Agreement — Standard Terms attached thereto as Exhibit A, between First Citizens Banc Corp and the U.S. Department of the Treasury [NOTE: Annexes A and D to the Securities Purchase Agreement — Standard Terms are filed as Exhibits 3.1 and 4.1, respectively, to this Current Report on Form 8-K]

10.2.1	Letter Agreement, dated January 20, 2009, between First Citizens Banc Corp and James O. Miller [NOTE: Appendix A to the Letter Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K]

10.2.2	Letter Agreement, dated January 20, 2009, between First Citizens Banc Corp and Todd A. Michel [NOTE: Appendix A to the Letter Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K]

10.2.3	Letter Agreement, dated January 20, 2009, between First Citizens Banc Corp and James E. McGookey [NOTE: Appendix A to the Letter Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K]

10.2.4	Letter Agreement, dated January 20, 2009, between First Citizens Banc Corp and Richard J. Dutton [NOTE: Appendix A to the Letter Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K]

10.2.5	Letter Agreement, dated January 20, 2009, between First Citizens Banc Corp and Charles C. Riesterer [NOTE: Appendix A to the Letter Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K]
[Remainder of page intentionally left blank;
signature on following page]

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
First Citizens Banc Corp

/s/ James O. Miller James O. Miller	January 26, 2009 Date
President and CEO

INDEX TO EXHIBITS
Current Report on Form 8-K
Dated January 26, 2009
First Citizens Banc Corp

Exhibit No.	Description

3.1	Certificate of Amendment by Directors or Incorporators to Articles, filed with the Ohio Secretary of State on January 21, 2009 (setting forth the express terms of the “Fixed Rate Cumulative Perpetual Preferred Shares, Series A” of First Citizens)

4.1	Warrant to purchase 469,312 Shares of Common Stock of First Citizens Banc Corp, issued to the U.S. Department of the Treasury on January 23, 2009

10.1	Letter Agreement, dated January 20, 2009, including the Securities Purchase Agreement — Standard Terms attached thereto as Exhibit A, between First Citizens Banc Corp and the U.S. Department of the Treasury [NOTE: Annexes A and D to the Securities Purchase Agreement — Standard Terms are filed as Exhibits 3.1 and 4.1, respectively, to this Current Report on Form 8-K]

10.2.1	Letter Agreement, dated January 20, 2009, between First Citizens Banc Corp and James O. Miller [NOTE: Appendix A to the Letter Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K]

10.2.2	Letter Agreement, dated January 20, 2009, between First Citizens Banc Corp and Todd A. Michel [NOTE: Appendix A to the Letter Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K]

10.2.3	Letter Agreement, dated January 20, 2009, between First Citizens Banc Corp and James E. McGookey [NOTE: Appendix A to the Letter Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K]

10.2.4	Letter Agreement, dated January 20, 2009, between First Citizens Banc Corp and Richard J. Dutton [NOTE: Appendix A to the Letter Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K]

10.2.5	Letter Agreement, dated January 20, 2009, between First Citizens Banc Corp and Charles C. Riesterer [NOTE: Appendix A to the Letter Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K]